UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 15, 2005


                        UNITED FUEL & ENERGY CORPORATION
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             (Exact name of registrant as specified in its charter)


           Nevada                   333-68008                  91-2037688
(State or other jurisdiction       (Commission               (IRS Employer
       of incorporation)           File Number)           Identification No.)


        405 N. Marienfeld, 3rd Floor                         79701
               Midland, Texas
  (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (432) 571-8049

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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         This Form 8-K and other reports filed by United Fuel & Energy
Corporation, a Nevada corporation (the "Registrant" or the "Company"), from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative if these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

         Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         (a) Resignation or removal of directors as a result of disagreement or removal for cause.

         None

         (b) Termination of certain officers; resignation or removal of directors other than as a result of disagreement or removal for cause.

         On July 15, 2005, James A. Rowe tendered his resignation as Vice President, Treasurer and Assistant Secretary of the Registrant. Mr. Rowe served as the principal accounting officer of the Registrant. Mr. Rowe will continue to provide services to the Registrant on a consulting basis on special projects. Subsequent to Mr. Rowe's resignation, Bobby W. Page, the Registrant's Chief Financial Officer, will serve as the Registrant's principal accounting officer on an interim basis.

         (c) Appointment of new officers or directors.

         None

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        UNITED FUEL & ENERGY CORPORATION
                                        (Registrant)

Date: July 25, 2005

                                        /s/ Bobby W. Page
                                        ------------------------------------
                                        Bobby W. Page, Vice President and
                                        Chief Financial Officer